                                                                    Exhibit 23.2





                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-45879, 333-13033, 333-13035, and 333-16901 of US Diagnostic Inc. on Form S-8
and Registration Statement Nos. 333-05395 and 333-67959 of US Diagnostic Inc. on Form S-3 of our report dated March 23, 1999, appearing in this Annual Report on Form 10-K of US Diagnostic Inc. for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP

Miami, Florida
March 23, 1999